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                                                                    Exhibit 10.2


                      FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS First AMENDMENT, dated as of May 23, 1997, amends and modifies a certain Credit Agreement, dated as of November 25, 1996 (the "Credit Agreement"), among MERRILL CORPORATION (the "Borrower"), FIRST BANK NATIONAL ASSOCIATION, as Agent (the "Agent"), and the banks or financial institutions party thereto, which currently consist of FIRST BANK NATIONAL ASSOCIATION and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (the "Banks"). Terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

     FOR VALUE RECEIVED, the Borrower, the Agent and the Banks agree that the Credit Agreement is amended as follows.

                 ARTICLE I - AMENDMENTS TO THE CREDIT AGREEMENT

     1.1 NEW SUBSIDIARY. Schedule 7.15 is amended by adding Merrill/Superstar Computing Company to the list of Subsidiaries of the Borrower.

     1.2 GUARANTORS. Section 8.14 is amended by deleting "April 30, 1997" and inserting "June 30, 1997" in place thereof.

     1.3 INDEBTEDNESS. The final paragraph of Schedule 9.2 is amended to read as follows:

     "Obligations of Merrill Corporation under a Guaranty of Indebtedness of an Incorporated Company dated August 30, 1996 (as amended) wherein Merrill Corporation has guaranteed 49% of the outstanding obligations under a revolving credit agreement between Bank of Montreal as Lender and Quebecor Merrill Canada, in the maximum principal amount of $3,000,000."

     1.4  GUARANTIES. Section 9.3(b) is amended to read as follows:

          "(b) guaranties, endorsements and other direct or contingent liabilities in connection with the obligations of other Persons in existence on the date hereof and listed in SCHEDULE 9.3, PROVIDED, that the Borrower may increase its guaranty of the obligation of Quebecor Merrill Canada from 49% of the outstanding obligations under a revolving credit agreement in the maximum principal amount of $1,600,000 to 49% of the outstanding obligations under an agreement or agreements providing for a loan or loans in the aggregate principal amount of up to $3,000,000;"

     1.5  INVESTMENTS. Section 9.4(g) is amended to read as follows:

     "(g) investments in readily-marketable stock or debt instruments of other Persons which in the aggregate do not exceed $5,000,000 at any time outstanding."



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     1.6  CONSOLIDATION AND MERGER; ACQUISITION OF ASSETS AND STOCK. The final sentence of Section 9.6 is amended to read as follows:

          "The Borrower agrees that in each consecutive 12 month period, the amount that is expended (whether in cash or in stock) by the Borrower and its Subsidiaries to acquire all or substantially all of the assets or any stock of another Person, and to merge or consolidate with another Person, shall not exceed $10,000,000 in the aggregate for all such transactions and shall not exceed $5,000,000 for any single transaction or series of related transactions."

     1.7 CONSTRUCTION. All references in the Credit Agreement to "this Agreement", "herein" and similar references shall be deemed to refer to the Credit Agreement as amended by this Amendment.

                  ARTICLE II - REPRESENTATIONS AND WARRANTIES

     To induce the Agent and the Banks to enter into this Amendment and to make and maintain the Loans under the Credit Agreement as amended hereby, the Borrower hereby warrants and represents to the Agent and the Banks that it is duly authorized to execute and deliver this Amendment, and to perform its obligations under the Credit Agreement as amended hereby, and that this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                       ARTICLE III - CONDITIONS PRECEDENT

     This Amendment shall become effective on the date first set forth above, provided, however, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

     3.1 WARRANTIES. Before and after giving effect to this Amendment, the representations and warranties in ARTICLE VII of the Credit Agreement shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement. The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

     3.2 DEFAULTS. Before and after giving effect to this Amendment, no Default and no Event of Default shall have occurred and be continuing under the Credit Agreement. The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

     3.3 NEW GUARANTOR. The Borrower has acquired or formed an additional Subsidiary, Merrill/Superstar Computing Company, which shall become a Guarantor as provided in Section 8.14 of the Credit Agreement. The Borrower shall cause such new Subsidiary to deliver the following documents (the "New Guarantor Documents"):

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     (a)  A Guaranty in the form of Exhibit AA to this Amendment;

     (b) A certified copy of the approval resolutions for such Guaranty, together with an incumbency certificate and certified copies of the Articles of Incorporation and By-laws of such new Subsidiary;

     (c) A certificate of good standing of such new Subsidiary; and

     (d) An opinion of counsel for such new Subsidiary covering matters similar to those covered by the opinion of the existing Guarantors.

     3.4 DOCUMENTS. The Borrower, the Agent and the Banks shall have executed and delivered this Amendment, the Guarantors shall have executed and delivered the Guarantors' Acknowledgment in the form attached hereto, and the New Guarantor Documents shall have been executed and delivered.


                              ARTICLE IV - GENERAL

     4.1 EXPENSES. The Borrower agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys' fees and legal expenses) incurred by this Agent in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and in enforcing the obligations of the Borrower hereunder, and to pay and save the Agent and the Banks harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Borrower shall survive any termination of the Credit Agreement.

     4.2 COUNTERPARTS. This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

     4.3 SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

     4.4 LAW. This Amendment shall be a contract made under the laws of the State of Minnesota, which laws shall govern all the rights and duties hereunder.

     4.5 SUCCESSORS; ENFORCEABILITY. This Amendment shall be binding upon the Borrower, the Agent and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Agent and the Banks and the successors and assigns of the Agent and the Banks. Except as hereby amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed at Minneapolis, Minnesota by their respective officers thereunto duly authorized as of the date first written above.


                            MERRILL CORPORATION

                            By:  /s/ Kay A. Barber
                                 -----------------------------------------
                                             Kay A. Barber
                                 Vice President - Finance, Chief Financial
                                         Officer and Treasurer

                            By:  /s/ Steven J. Machov
                                 -----------------------------------------
                                            Steven J. Machov
                                    Vice President, General Counsel
                                             and Secretary


                            FIRST BANK NATIONAL ASSOCIATION,
                            as Agent and as a Bank


                            By:  /s/ Kathleen A. Skow
                                 -----------------------------------------
                                           Kathleen A. Skow
                                        Senior Vice President


                            NORWEST BANK MINNESOTA,
                            NATIONAL ASSOCIATION

                            By:  /s/ Lynn S. Hultstrand
                                 -----------------------------------------
                                           Lynn S. Hultstrand
                                             Vice President



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